EXHIBIT 10.5

THIRD AMENDMENT TO ASSET PURCHASE AGREEMENT

     THIS THIRD AMENDMENT TO ASSET PURCHASE AGREEMENT (this " Amendment "), dated as of December 17, 2009, is made by and among iPRINT TECHNOLOGIES, LLC, a Delaware limited liability company (" Buyer "), AMERICAN TONERSERV CORP., a Delaware corporation (" ATS "), MTS PARTNERS, INC. (fka iPRINT TECHNOLOGIES, INC.), a California corporation (" Seller "), and CHAD SOLTER, DARRELL TSO, and SCOTT MUCKLEY (together, " Selling Shareholders ").

RECITALS

A.	The parties have entered into that certain Asset Purchase Agreement, dated as of October 31, 2008, FIRST AMENDMENT TO ASSET
PURCHASE AGREEMENT dated February 16, 2009 and SECOND AMENDMENT TO ASSET PURCHASE AGREEMENT dated November 16, 2009 (collectively, the “APA”) .

B.	The parties desire to amend the APA as set forth below.

     NOW, THEREFORE, in consideration of the foregoing recitals and mutual covenants and conditions contained herein, the parties agree as follows:

AGREEMENT

     1. Definitions . Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the APA.

     2. Amendment to Section 11.22 . Section 11.22 of the APA, entitled “Buyer’s Supplier Credit Obligations” is hereby amended and modified in its entirety to read as follows:

     “ Buyer’s Credit Obligations; Credit Holds; iPrint Employees, Sales Representatives and Independent Contractors .

     (a) Buyer acknowledges that Seller has developed certain critical supplier and vendor relationships in conducting the Business which have enabled Seller to gain a competitive advantage against other companies competing for the same or similar customers. In order to keep competing on the same level as Seller, Buyer must maintain certain supplier and vendor relationships and to that end covenants to provide reasonable credit assurances (the " Buyer’s Credit Obligations ") to the following suppliers and vendors at their request: (i) Supplies Distributor, (ii) Supplies Network, (iii) Vision Business Products, and (iv) all other suppliers or vendors of Buyer who provide supplies or services to Buyer in conducting the Business.

     (b) Moreover, in the event that Buyer shall have been notified by any of the foregoing suppliers or vendors providing supplies or services involving Five Thousand Dollars ($5,000.00) or more that (i) future sales or services will only be made or provided on a COD basis or (ii) that the supplier or vendor has placed a credit hold on future sales, Buyer shall restore usual and customary credit terms or credit terms that are substantially similar to those enjoyed by Seller prior to October 31, 2008 within twenty four (24) hours of written notice from Seller.

     (c) Buyer shall ensure that no delays shall occur on any payments on employee benefits, wages, commissions or the like (collectively, “Compensation”) or on any Compensation owed to any independent sales partner, elite sales partner, sales representative or other independent contractor (collectively “Sales Representative or Independent Contractor”) of Buyer. Commissions shall be paid no later than the 25 th day of each month and all employees and Sales Representative or Independent Contractor must be paid on the scheduled payment dates.”

     3. Amendment to Section 7.2(c) . Section 7.2(c) of the APA, entitled “Security Agreement” is hereby amended and modified in its entirety to read as follows:

     “At the Closing, Buyer and Seller shall execute and deliver a Security Agreement, substantially in the form attached hereto as Exhibit D (the " Security Agreement "), and if requested by Seller, a UCC-1 financing statement in the form prepared by Seller and presented to Buyer, or such other instrument as may be reasonably requested by Seller for the purpose of perfecting Seller's security interest in the Secured Assets. The Security Agreement shall also secure all of Buyer's obligations in accordance with Section 11.22 of this Agreement, which title has been amended to read ‘Buyer’s Credit Obligations; Credit Holds; iPrint Employees, Sales Representatives and Independent Contractors’.””

5. Except as expressly amended hereby, the APA shall remain unchanged.

The APA, as amended hereby, shall remain in full force and effect. From and after the date of this Amendment, references to the APA shall be deemed to refer to the APA as amended hereby.

     6. Headings . The titles and subtitles used in this Amendment are used for convenience only and shall not be considered in construing or interpreting this Amendment.

     7. No Third Party Beneficiaries . Except as expressly provided herein, nothing in this Amendment, express or implied, is intended to confer upon any party other than the parties hereto, or their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Amendment.

     8. Counterparts and Signature Pages . This Amendment may be executed in any number of counterparts, each of which shall be deemed to be one and the same instrument. The exchange of copies of this Amendment and of signature pages by facsimile or other electronic transmission shall constitute effective execution and delivery of this Amendment as to the parties and may be used in lieu of the original Amendment for all purposes. Signatures of the parties transmitted by facsimile or other electronic means shall be deemed to be their original signatures for all purposes.

[SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties have executed this Third Amendment to Asset Purchase Agreement effective as of the date first set forth above.

	SELLER:	BUYER:

	MTS PARTNERS, INC. (fka iPRINT	iPRINT TECHNOLOGIES, LLC
	TECHNOLOGIES, INC. ),	a Delaware limited liability company
a California corporation
		By:	AMERICAN TONERSERV CORP. ,
a Delaware corporation
By:	/s/ Chad Solte	Its:	Managing Member
Chad Solter
Its:	President and Secretary
			By:	/s/ Chuck Mache
Chuck Mache,
			Its:	President and CEO

	SELLING SHAREHOLDERS:	ATS:

AMERICAN TONERSERV CORP. ,
	/s/ Chad Solter	a Delaware corporation
Chad Solter

	/s/ Darrell Tso	By:	/s/ Chuck Mache
	Darrell Tso		Chuck Mache
		Its:	President and CEO

/s/ Scott Muckley
Scott Muckley